Exhibit 10.26

SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into and, except as provided in Sections 2(c) and (e) hereof, effective as of February 24, 2005, by and among THE ROWE COMPANIES, a Nevada corporation, ROWE DIVERSIFIED, INC., a Delaware corporation, ROWE FURNITURE WOOD PRODUCTS, INC., a California corporation, ROWE PROPERTIES, INC., a California corporation, STOREHOUSE, INC., a Georgia corporation, and ROWE FURNITURE, INC., a Virginia corporation (hereinafter referred to collectively as “Borrowers” and individually as a “Borrower”), the various financial institutions (collectively, “Lenders”) named in the Loan Agreement (as defined below), and FLEET CAPITAL CORPORATION, a Rhode Island corporation, in its capacity as collateral and administrative agent for itself and Lenders (together with its successors in such capacity, “Agent”).

Recitals:

Agent, Lenders and Borrowers are parties to a certain Loan and Security Agreement dated May 15, 2002, as amended by that certain letter amendment dated as of June 17, 2002, that certain Second Amendment to Loan and Security Agreement dated October 10, 2002, that certain Third Amendment to Loan and Security Agreement dated February 28, 2003, that certain Fourth Amendment to Loan and Security Agreement dated April 3, 2003, that certain Fifth Amendment to Loan and Security Agreement dated November 30, 2003 and that certain Sixth Amendment to Loan and Security Agreement dated September 23, 2004 (as so amended, the “Loan Agreement”), pursuant to which Agent and Lenders have made certain revolving credit and term loans and other financial accommodations to Borrowers.

The parties desire to amend the Loan Agreement as hereinafter set forth.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a) Effective as of the date of this Amendment, by deleting Section 9.1.5 of the Loan Agreement and by substituting in lieu thereof the following:

9.1.5. Projections.

(a) No later than 30 days prior to the end of each Fiscal Year of Borrowers, deliver to Agent and Lenders the Projections of Borrowers for the forthcoming 3 Fiscal Years, year by year, and for the forthcoming Fiscal Year, month by month.

(b) On or before the fifth Business Day of each week, Borrowers shall deliver to Agent a written forecast of Borrowers’ cash for the forthcoming 13-week period, week by week, including a projection of the Borrowing Base and Availability, together with appropriate supporting details and a statement of underlying assumptions, all to be in form and substance satisfactory to Agent.

(b) Effective as of the date of this Amendment, by deleting Section 9.2.9 of the Loan Agreement and by substituting in lieu thereof the following:

9.2.9. Capital Expenditures: Make Capital Expenditures (including expenditures by way of capitalized leases but excluding (i) the effect of any SunTrust Lease Adjustment and (ii) amounts expensed to repair or restore damaged or destroyed Equipment or Real Estate, to the extent of insurance or condemnation proceeds received for application (and actually applied for such purpose pursuant to Section 7.1.2(ii) hereof)) which in the aggregate, as to all Borrowers and their Subsidiaries, exceed $4,000,000 during Borrowers’ 2002 Fiscal Year, $4,500,000 during Borrowers’ 2003 Fiscal Year, $9,000,000 during Borrowers’ 2004 Fiscal Year, $2,500,000 during Borrowers’ Fiscal Quarter ending on or about February 28, 2005, $3,500,000 during Borrowers’ two Fiscal Quarters ending on or about May 31, 2005, $4,500,000 during Borrowers’ three Fiscal Quarters ending on or about August 31, 2005, $5,500,000 during Borrowers’ 2005 Fiscal Year or $7,000,000 during any Fiscal Year of Borrowers thereafter.

(c) Effective as of November 28, 2004, by deleting Section 9.3.1 of the Loan Agreement and by substituting in lieu thereof the following:

9.3.1 Consolidated Fixed Charge Coverage Ratio. Maintain a Consolidated Fixed Charge Coverage Ratio of not less than the ratio shown below for the period corresponding thereto:

Period	Ratio
The 12 Reporting Periods ending on November 28, 2004	1.0 to 1.0

The 12 Reporting Periods ending on or about February 28, 2006 and ending on the last day of each Fiscal Quarter thereafter	1.1 to 1.0

(d) Effective as of the date of this Amendment, by deleting Section 9.3.3 of the Loan Agreement and by substituting in lieu thereof the following:

9.3.3 Consolidated Leveraged Ratio. Maintain a Consolidated Leverage Ratio of not more than the ratio set forth below for the period corresponding thereto:

Period	Ratio
The 4 Fiscal Quarters ending June 2, 2002	9.0 to 1.0

The 4 Fiscal Quarters ending September 1, 2002	8.5 to 1.0

The 4 Fiscal Quarters ending December 1, 2002	6.5 to 1.0

The 4 Fiscal Quarters ending March 2, 2003	5.5 to 1.0

The 4 Fiscal Quarters ending June 1, 2003	5.0 to 1.0

The 4 Fiscal Quarters ending August 31, 2003	4.5 to 1.0

The 4 Fiscal Quarters ending November 30, 2003	4.0 to 1.0

The 4 Fiscal Quarters ending on or about February 29, 2004	4.0 to 1.0

The 4 Fiscal Quarters ending on or about May 31, 2004	3.75 to 1.0

The 4 Fiscal Quarters ending on or about August 31, 2004	3.5 to 1.0

The 4 Fiscal Quarters ending on or about November 30, 2004	3 .5 to 1 .0

The 4 Fiscal Quarters ending on or about February 28, 2005	8.25 to 1 .0

The 4 Fiscal Quarters ending on or about May 31, 2005	65.0 to 1.0

The 4 Fiscal Quarters ending on or about August 31, 2005	170 to 1.0

The 4 Fiscal Quarters ending on or about November 30, 2005	7.0 to 1.0

The 4 Fiscal Quarters ending on or about February 28, 2006 and ending on the last day of each Fiscal Quarter thereafter	3.5 to 1.0

(e) Effective as of December 31, 2004, by adding a new Section 9.3.4 to the Loan Agreement in proper numerical sequence which reads as follows:

9.3.4. Consolidated EBITDA. Achieve Consolidated EBITDA of not less than the amount set forth below for the period corresponding thereto:

Period	Consolidated EBITDA
1-month period ending December 31, 2004	$(120,000)

2-month period ending January 31, 2005	$(1,562,000)

3-month period ending February 28, 2005	$(2,600,000)

4-month period ending March 31, 2005	$(2,350,000)

5-month period ending April 30, 2005	$(3,300,000)

6-month period ending May 31, 2005	$(3,300,000)

7-month period ending June 30, 2005	$(2,650,000)

8-month period ending July 31, 2005	$(2,150,000)

9-month period ending August 31, 2005	$(1,250,000)

10-month period ending September 30, 2005	$900,000

11-month period ending October 31, 2005	$2,750,000

12-month period ending November 30, 2005	$5,400,000

(f) Effective as of the date of this Amendment, by deleting the definition of “Applicable Margin” in Appendix A to the Loan Agreement and by substituting in lieu thereof the following:

Applicable Margin - a percentage equal to 1.0% with respect to Revolver Loans that are Base Rate Loans, 3.0% with respect to Revolver Loans that are LIBOR Loans, 1.25% with respect to each Term Loan Advance made or outstanding as a Base Rate Loan, 3.25% with respect to each Term Loan Advance made or outstanding as a LIBOR Loan, and 0.5% with respect to fees payable to Lenders pursuant to Section 2.2.3 of the Agreement, provided that, commencing February 28, 2005, the Applicable Margin shall be increased or (if no Default or Event of Default exists) decreased, based upon the Consolidated Leverage Ratio, as follows:

Applicable Percentage for
Level	Consolidated Leverage Ratio on a rolling 4 Fiscal Quarter basis	Revolver Loans Base Rate Loans	Revolver Loans LIBOR Loans	Term Loan Base Rate Loans	Term Loan LIBOR Loans	Unused Line Fee
I	If greater than 3.75 to 1.0	1.00%	3.00%	1.25%	3.25%	.50%
II	If equal to or less than 3.75 to 1.0 but greater than 3.25 to 1.0	.75%	2.75%	1.00%	3.00%	,375%
III	If equal to or less than 3.25 to 1.0 but greater than 2.75 to 1.0	.50%	2.50%	.75%	2.75%	.375%
IV	If equal to or less than 2.75 to 1.0 but greater than 2.25 to 1.0	.25%	2.25%	.50%	2.50%	.250%
V	If equal to or less than 2.25 to 1.0 but greater than 1.75 to 1.0	0.0%	2.00%	.25%	2.25%	.250%
VI	If equal to or less than 1.75 to 1.0	0.0%	1.75%	0.0%	2.00%	.250%

The Applicable Margin shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the performance of Borrowers as measured by the Consolidated Leverage Ratio for the immediately preceding 4 Fiscal Quarters of Borrowers. Except as set forth in the last sentence hereof, any such increase or reduction in the Applicable Margin provided for herein shall be effective 3 Business Days after receipt by Agent of the applicable financial statements and corresponding Compliance Certificate. If the financial statements and the Compliance Certificate of Borrowers setting forth the Consolidated Fixed Charge Coverage Ratio as of the last day of the Fiscal Quarter in question are not received by Agent by the date required pursuant to Section 9.1.3 of the Agreement, the Applicable Margin shall be determined as if the Consolidated Leverage Ratio is greater than 3.75 to 1 until such time as such financial statements and Compliance Certificate are received and any Event of Default resulting from a failure timely to deliver such financial statements or Compliance Certificate is waived in writing by Agent and Lenders; provided, however, that nothing herein shall be deemed to prevent Agent and Lenders from charging interest at the Default Rate at any time that an Event of Default exists. For the final Fiscal Quarter of any Fiscal Year of Borrowers, Borrowers may provide the unaudited financial statements of Borrowers, subject only to year-end adjustments, for the purpose of determining the Applicable Margin; provided, however, that if, upon delivery of the annual audited financial statements required to be submitted by Borrowers to Agent pursuant to Section 9.1.3(i) of the Agreement, Borrowers have not met the criteria for reduction of the Applicable Margin pursuant to the terms hereinabove for the final Fiscal Quarter of the Fiscal Year of Borrowers then ended, then (a) such Applicable Margin reduction shall be terminated and, effective on the first day of the month following receipt by Agent of such audited financial statements, the Applicable Margin shall be the Applicable Margin that would have been in effect if such reduction had been implemented based upon the audited financial statements of Borrowers for the final Fiscal Quarter of the Fiscal Year of Borrowers then ended, and (b) Borrower shall pay to Agent, for the Pro Rata benefit of the Lenders, on the first day of the month following receipt by Agent of such audited financial statements, an amount equal to the difference between the amount of interest that would have been paid on the principal amount of the Obligations using the Applicable Margin determined based upon such audited financial statements and the amount of interest actually paid during the period in which the reduction of the Applicable Margin was in effect based upon the unaudited financial statements for the final Fiscal Quarter of the Fiscal Year of Borrowers then ended.

(g) Effective as of the date of this Amendment, by deleting the definition of “Inventory Formula Amount” in Appendix A to the Loan Agreement and by substituting in lieu thereof the following:

Inventory Formula Amount - on any date of determination thereof, an amount equal to the lesser of (i) the lesser of (a) $22,000,000 or (b) 90% (or such lesser percentage as Agent may in its reasonable credit judgment determine from time to time) of the net liquidation value of Eligible Inventory (as determined from time to time based upon appraisals conducted by Ozer Valuation Services or such other independent appraisers acceptable to Agent) or (ii) the sum of (a) 16% (or such lesser percentage as Agent may in its reasonable credit judgment determine from time to time) of the Value of Eligible Inventory on such date consisting of raw materials plus (b) the lesser of (1) $2,000,000 or (2) 45% (or such lesser percentage as Agent may in its reasonable credit judgment determine from time to time) of the Value of Eligible Inventory on such date consisting of work-in-process plus (c) 71% (or such lesser percentage as Agent may in its reasonable credit judgment determine from time to time) of the Value of Eligible Inventory on such date consisting of retail and manufactured finished goods.

3. Ratification and Re affirmation. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Loan Documents.

4. Acknowledgments and Stipulations. Each Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); the security interests and liens granted by such Borrower in favor of Agent are duly perfected, first priority security interests and liens (except as otherwise explicitly provided in the Loan Agreement); and on and as of February 22, 2005, the unpaid principal amount of the Revolver Loans totaled $19,685,388.54 and the unpaid principal amount of the Term Loan totaled $2,250,000.00.

5. Representations and Warranties. Each Borrower represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; and all of the representations and warranties made by such Borrower in the Loan Agreement are true and correct on and as of the date hereof.

6. Reference to Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” or words of like import snail mean and be a reference to the Loan Agreement, as amended by this Amendment.

7. Breach of Amendment. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

8. Amendment Fee; Expenses of Agent and Lenders. In consideration of Agent’s and Lenders’ willingness to enter into this Amendment, Borrowers jointly and severally agree to pay to Agent, for the Pro Rata benefit of Lenders, an amendment fee in the amount of $43,750 in immediately available funds on the date hereof. Additionally, Borrowers jointly and severally agree to pay, on demand, all costs and expenses incurred by Agent and Lenders in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent’s and Lenders’ legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

9. Effectiveness; Governing Law. This Amendment shall be effective upon acceptance by Agent and Lenders (notice of which acceptance each Borrower hereby waives), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

11. No Novation, etc.. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

12. Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

13. Further Assurances. Each Borrower agrees to take such further actions as Agent or Lenders shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

14. Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

15. Waiver of Jury Trial. To the fullest extent permitted by Applicable Law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

[Signatures commence on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

ATTEST:		THE ROWE COMPANIES (“Borrower”)

/s/ Garry W. Angle	By:	/s/ Gerald M. Birubach
Garry W. Angle, Assistant Secretary		Gerald M. Birubach,
[CORPORATE SEAL]		Chairman of the Board and President

ATTEST:		ROWE DIVERSIFIED, INC. (“Borrower”)

/s/ Debbie Jacks	By:	/s/ Gerald M. Birubach
Debbie Jacks, Secretary		Gerald M. Birubach,
[CORPORATE SEAL]		Chairman of the Board and President

ATTEST:		ROWE FURNITURE WOOD PRODUCTS, INC. (“Borrower”)

/s/ Garry W. Angle	By:	/s/ Gerald M. Birubach
Garry W. Angle, Assistant Secretary		Gerald M. Birubach,
[CORPORATE SEAL]		Chairman of the Board and President

ATTEST:		ROWE PROPERTIES, INC. (“Borrower”)

/s/ Garry W. Angle	By:	/s/ Gerald M. Birubach
Garry W. Angle, Assistant Secretary		Gerald M. Birubach,
[CORPORATE SEAL]		Chairman of the Board and President

[Signature continued on following page]

ATTEST:		STOREHOUSE, INC. (“Borrower”)

/s/ Garry W. Angle	By:	/s/ Gerald M. Birnbach
Garry W. Angle, Assistant Secretary		Gerald M. Birnbach,
[CORPORATE SEAL]		Chairman of the Board

ATTEST:		ROWE FURNITURE, INC. (“Borrower”)

/s/ Garry W. Angle	By:	/s/ Gerald M. Birnbach
Garry W. Angle, Assistant Secretary		Gerald M. Birnbach,
[CORPORATE SEAL]		Chairman of the Board

LENDERS:

FLEET CAPITAL CORPORATION (“Lender”)

By:

Title:

THE CIT GROUP/COMMERCIAL SERVICES, INC. (“Lender”)

By:

Title:

AGENT:

FLEET CAPITAL CORPORATION, as Agent (“Agent”)

By:

Title:

ATTEST:		STOREHOUSE, INC. (“Borrower”)

By:
Garry W. Angle, Assistant Secretary		Gerald M. Birnbach,
[CORPORATE SEAL]		Chairman of the Board

ATTEST:		ROWE FURNITURE, INC. (“Borrower”)

By:
Garry W. Angle, Assistant Secretary		Gerald M. Birnbach,
[CORPORATE SEAL]		Chairman of the Board

LENDERS:

FLEET CAPITAL CORPORATION (“Lender”)

	By:	/s/ Douglas Cowan

	Title:	Vice President

THE CIT GROUP/COMMERCIAL SERVICES, INC. (“Lender”)

By:

Title:

AGENT:

FLEET CAPITAL CORPORATION, as Agent (“Agent”)

	By:	/s/ Douglas Cowan

	Title:	Vice President

ATTEST:		STOREHOUSE, INC. (“Borrower”)

By:
Garry W. Angle, Assistant Secretary		Gerald M. Birnbach,
[CORPORATE SEAL]		Chairman of the Board

ATTEST:		ROWE FURNITURE, INC. (“Borrower”)

By:
Garry W. Angle, Assistant Secretary		Gerald M. Birnbach,
[CORPORATE SEAL]		Chairman of the Board

LENDERS:

FLEET CAPITAL CORPORATION (“Lender”)

By:

Title:

THE CIT GROUP/COMMERCIAL SERVICES, INC. (“Lender”)

	By:	/s/ Dan Upehunch

	Title:	Vice President

AGENT:

FLEET CAPITAL CORPORATION, as Agent (“Agent”)

By:

Title: